The Advisors’ Inner Circle Fund III

Redwheel Global Emerging Equity Fund

Class N Shares: RWCNX
Class I Shares: RWCIX
Institutional Class Shares: RWCEX

Summary Prospectus

January 28, 2026

Investment Adviser:

RWC Asset Advisors (US) LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.redwheel.com. You can also get this information at no cost by calling 1-855-RWC-FUND, by sending an e-mail request to investorsupport@redwheel.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated January 28, 2026, as amended, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Redwheel Global Emerging Equity Fund

Investment Objective

The Redwheel Global Emerging Equity Fund (the “Global Emerging Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Class N Shares, Class I Shares and Institutional Class Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares	Institutional Class Shares
Management Fees	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.49%	0.49%	0.34%
Shareholder Servicing Fee	0.15%	0.15%	None
Previously Waived Fees and/or Reimbursed Expenses Recovered[1]	0.03%	0.03%	0.03%
Other Operating Expenses	0.31%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.64%	1.39%	1.24%

[1]

Until January 29, 2024, RWC Asset Advisors (US) LLC (“RWC US”), the investment adviser to the Fund, had contractually agreed to waive its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding certain excluded expenses) from exceeding 1.25% of the average daily net assets of each of the Fund’s share classes. This agreement was terminated by RWC US effective as of January 29, 2024. Pursuant to the terms of the agreement, RWC US has the ability to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment subject to certain terms and conditions. The amounts above reflect previously waived fees and/or reimbursed expensed recovered by RWC US from the Fund during the fiscal year ended September 30, 2025.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$167	$517	$892	$1,944
Class I Shares	$142	$440	$761	$1,669
Institutional Class Shares	$126	$393	$681	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 101% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies, and in other instruments, principally derivatives and shares of investment companies (including exchange-traded funds (“ETFs”)), that have economic characteristics similar to such securities. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

The equity securities in which the Fund invests are primarily publicly traded common stocks, but may also include private placements; rights and warrants; depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies; and securities immediately convertible into equity securities (principally bonds and preferred stock that are immediately convertible into common stock). The Fund may also invest in “out-of-the-money” convertible securities and may invest in securities of companies with any market capitalization.

The Fund considers a company to be an emerging market company if, at the time of purchase: (i) at least 50% of the company’s assets are located in emerging or frontier market countries; (ii) at least 50% of the company’s revenue is generated in emerging or frontier market countries; or (iii) the company maintains its principal place of business in an emerging or frontier market country. The Fund considers emerging market countries to be: (i) countries that have an “emerging stock market” in a “developing economy” as defined by the International Finance Corporation; (ii) countries that have “low or middle economies” according to the World Bank; (iii) countries listed in a World Bank publication as “developing”; (iv) countries considered “industrially developing countries” by the International Monetary Fund; and (v) other countries that have similar characteristics, as determined by RWC US. The Fund considers frontier market countries to be countries included in the MSCI Frontier Markets Index and other countries that have similar characteristics, as determined by RWC US. Under normal circumstances, the Fund invests in at least three emerging or frontier market countries. From time to time, the Fund may focus its investments in a particular country, such as the People’s Republic of China (“China”). The Fund may invest in A-Shares of companies based in China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in China.

The Fund may utilize derivatives, principally equity-linked notes (including participation notes and other instruments whose return is determined by the performance of a single equity security, a basket of equity securities or an equity index) and swaps, to seek to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. For purposes of the Fund’s 80% investment policy, the Fund generally values its derivative instruments using the market values of the investments, but reserves the right to use an investment’s notional value, where determined appropriate in RWC US’ discretion.

In selecting investments for the Fund, RWC US implements its “Growth At A Reasonable Price” investment philosophy by combining top-down analyses of economic, political and social factors with bottom-up quantitative and qualitative fundamental research to seek to identify countries, sectors and companies with attractive risk/return profiles based, in part, on RWC US’ experience investing in a wide range of markets at various stages of development. RWC US may adjust the Fund’s portfolio to manage its liquidity and position sizing, and may sell a security that reaches its price target, or that is negatively impacted by changes in macroeconomic conditions or geographic, sector or issuer specific factors.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging and Frontier Markets Securities Risk — The Fund’s investments in emerging or frontier markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging and frontier markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging and frontier market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Risk of Investing in China — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests.

Liquidity Risk — Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small and medium-sized companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Investment Style Risk — The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that RWC US believes will have above-average rates of earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Private Placements Risk — Investment in privately placed securities may be less liquid than investments in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Derivatives Risk — The Fund’s use of equity-linked notes and swaps for all purposes, including speculative purposes, is subject to market risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. The Fund’s use of swaps is also subject to leverage risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Rights and Warrants Risk — Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Risks of Investing in Other Investment Companies — To the extent that the Fund invests in other investment companies, such as open-end funds, closed-end funds and ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.

Because ETFs and certain closed-end funds are listed on national stock exchanges and are traded like stocks listed on an exchange, their shares potentially may trade at a discount or premium. Investments in ETFs and certain closed-end funds are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, because the value of ETF and certain closed-end fund shares depends on the demand in the market, RWC US may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect Fund performance.

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Stock Connect Investing Risk — Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A-Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A-Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A-Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A-Shares when Stock Connect is not trading.

Shareholder Concentration Risk — A large percentage of the Fund’s shares may be held by a small number of shareholders at any time. During any such time, a large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Institutional Class Shares’ performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years, and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Class N Shares had not commenced operations as of the date of this prospectus. Therefore, performance information for Class N Shares is not presented. Class N Shares would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the returns would generally differ only to the extent that expenses of Class N Shares are higher than the expenses of Institutional Class Shares, in which case the returns for Class N Shares would be lower than those of Institutional Class Shares.

Updated performance information is available on the Fund’s website at https://www.redwheel.com or by calling 1-855-RWC-FUND.

Annual Total Returns – Institutional Class Shares

BEST QUARTER	WORST QUARTER
34.51%	(27.95)%
(12/31/2020)	(3/31/2020)

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Class Shares only. After-tax returns for Class I Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

	1 Year	5 Years	Since Inception
Fund Returns Before Taxes
Institutional Class Shares(1)	40.12%	0.82%	6.64%
Class I Shares(2)	39.88%	0.69%	3.72%
Fund Returns After Taxes on Distributions
Institutional Class Shares	40.07%	(0.12)%	6.01%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	24.25%	0.45%	5.21%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)(3)	33.57%	4.20%	8.11%

[1]	Institutional Class Shares of the Fund were offered beginning December 30, 2016.

[2]	Class I Shares of the Fund were offered beginning September 8, 2017.

[3]	Index comparison begins December 30, 2016.

Investment Adviser

RWC Asset Advisors (US) LLC serves as investment adviser to the Fund.

Portfolio Manager

John Malloy, Portfolio Manager, Emerging Markets, has managed the Fund since its inception in 2016.

Purchase, Sale and Exchange of Fund Shares

You may generally purchase, exchange or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase shares of the Fund for the first time, you must invest at least $2,500 for Class N Shares, $250,000 for Class I Shares, or $10,000,000 for Institutional Class Shares. Subsequent investments in Class N Shares of the Fund must be made in amounts of at least $1,000. There is no minimum subsequent investment amount for Class I Shares or Institutional Class Shares of the Fund. The initial minimum investment amount for Institutional Class Shares will be waived for employees of RWC US, and the Fund may accept initial or subsequent investments of smaller amounts from other investors in its sole discretion. Class N Shares of the Fund are currently not available for purchase.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Redwheel Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Redwheel Funds, c/o SS&C Global Investor & Distribution Solutions Inc., 801 Pennsylvania Avenue, Suite 219009, Kansas City, MO 64105-1307) or telephone at 1-855-RWC-FUND. You may also purchase or redeem your shares by wire transfer.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

RWC-SM-002-0100